UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 3, 2007
Metalico, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32453	52-2169780

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

186 North Ave. East, Cranford, New Jersey	07016

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(908) 497-9610
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Metalico, Inc. (the “Company”) dated July 3, 2007 (the “July Form 8-K”) as previously amended on July 6, 2007 (“Amendment No. 1”) regarding the acquisition by a subsidiary of the Company, Metalico Akron, Inc., of substantially all of the operating assets of Annaco, Inc. (“Annaco”) and the acquisition by another subsidiary of the Company, Metalico Akron Realty, Inc., of interests in the real property used by Annaco in its business. This amendment provides the historical financial statements within the time periods required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b), which financial statements and information were not previously filed.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.
Audited Balance Sheets of Annaco, Inc. as of November 30, 2006 and November 30, 2005, and related Statements of Operations, Statements of Changes in Stockholders’ Equity, and Statements of Cash Flows for each of the two years in the period ended November 30, 2006, and the notes thereto. Filed herewith as Exhibit 99.1.
Unaudited Balance Sheets of Annaco, Inc. as of May 31, 2007 and May 31, 2006, and related Statements of Operations and Statements of Cash Flows for the six months ended May 31, 2007 and May 31, 2006, and the notes thereto. Filed herewith as Exhibit 99.2.
(b) Pro forma financial information.
Unaudited Pro Forma Combined Balance Sheet of Metalico, Inc. as of June 30, 2007 and the Unaudited Pro Forma Combined Statements of Operations for Metalico, Inc. for the year ended December 31, 2006 and the six months ended June 30, 2007 and the notes thereto, giving effect to the acquisition of Annaco, Inc. Filed herewith as Exhibit 99.3.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metalico, Inc.
September 13, 2007	By:	Carlos E. Aguero

		Name:	Carlos E. Aguero
		Title:	Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Bober, Markey, Fedorovich & Company
99.1	Audited Balance Sheets of Annaco as of November 30, 2006 and November 30, 2005, and the related Statements of Operations, Statements of Changes in Stockholders’ Equity, and Statements of Cash Flows for each of the two years in the period ended November 30, 2006, and the notes thereto.
99.2	Unaudited Balance Sheets of Annaco, Inc. as of May 31, 2007 and May 31, 2006, and related Statements of Operations and Statements of Cash Flows for the six months ended May 31, 2007 and May 31, 2006, and the notes thereto.
99.3	Unaudited Pro Forma Combined Balance Sheet of Metalico, Inc. as of June 30, 2007 and the Unaudited Pro Forma Combined Statements of Operations for Metalico, Inc. for the year ended December 31, 2006 and the six months ended June 30, 2007 and the notes thereto, giving effect to the acquisition of Annaco, Inc.